STATEMENT OF CHIEF FINANCIAL OFFICER
REGARDING FORM 10-Q FOR QUARTER ENDING

SEPTEMBER 30, 2003, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

EXHIBIT 32.2

     I, Stephanie Schmitt, Chief Financial Officer of Specialty Trust, Inc. ( Company), hereby state and certify in this written statement that:

     (a)  The quarterly report of the Company filed on form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b)  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephanie Schmitt		Dated November 12, 2003

Name:	Stephanie Schmitt
Title:	Chief Financial Officer

This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

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